                                                                   EXHIBIT 10.29
                                                                   -------------
                           SECURITY AGREEMENT-PLEDGE
                           -------------------------


     This Security Agreement-Pledge (as it may be amended from time to time, the "Agreement") is entered into as of the 16th day of December, 1992, by and between IMSL, INC., a Texas corporation (the "Pledgor") and FIRST INTERSTATE BANK OF TEXAS, N.A. (together with its successors and assigns, the "Pledgee"). This Agreement is issued in connection with and pursuant to that certain Second Restated and Amended Loan Agreement (as it may be amended, modified or restated from time to time, the "Credit Agreement") dated as of December 16, 1992, by and among Pledgor, IMSL Acquisition Corp., Inc. and the Pledgee. All capitalized terms not otherwise defined in this Agreement shall have the meanings provided in the Credit Agreement.

     1.   The Security.  The Pledgor, as collateral security for the payment in
          ------------
full, when due, whether at stated maturity by acceleration or otherwise, and the performance of all Obligations (as such term is hereinafter defined) hereby pledges to the Pledgee and grants to the Pledgee a security interest in (i) all securities described in Schedule I attached hereto and made a part hereof (the
                        ----------
"Pledged Collateral"), this day delivered to and deposited with the Pledgee,
(ii) all securities or other property heretofore delivered or which shall hereafter be delivered to or come into the posses sion, custody or control of the Pledgee in any manner or for any purpose whatever on account of its interest in the Pledged Collateral during the existence of this Agreement, and whether held in a general or special account or deposit or for safekeeping or otherwise,
(iii) any cash, any stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other property which the Pledgor is or may hereafter become entitled to receive on account of its interest in the Pledged Collateral, such stock or other property, and (iv) all proceeds of any and all of the foregoing. In the event that the Pledgor receives any of the foregoing, the Pledgor will immediately deliver it to the Pledgee (other than cash dividends to the extent permitted in this Agreement below) to be held by the Pledgee hereunder in the same manner as the property origin ally delivered hereunder. The Pledged Collateral, together with all other items described in (ii) through (iv) of the first section of this paragraph may be hereinafter collectively called the "Collateral."

     2.   Obligations.  The pledge and security interest granted hereby is to
          -----------
secure the punctual payment and performance of the following: (i) the Notes, and any and all extensions, renewals, modifications, increases and rearrangements thereof, (ii) the obligations of Pledgor to Pledgee under this Agreement and the Loan Agreement and the obligations of Pledgor and the Subsidiaries to Pledgee under any of the other Loan Documents and otherwise relating to any Notes, and
(iii) any and all other indebtedness, liabilities and obligations whatsoever of Pledgor and the

Subsidiaries to Pledgee, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising pursuant to or under this Agreement, the Loan Agreement or any of the Loan Documents, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the "Obligations"). Pledgor acknowledges that the security interest hereby granted shall secure all future advances pursuant to or under this Agreement, the Loan Agreement or any of the Loan Documents.

     3.   Representations, Warranties and Covenants.  The Pledgor hereby
          -----------------------------------------
represents, warrants and covenants as follows:

          (a) (i) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

             (ii) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral and the proceeds thereof in favor of Pledgee, securing the payment of the Obligations.

            (iii) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or
(ii) for the exercise by Pledgee of the rights provided in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

          (b) When, if ever, additional Collateral is delivered to the Pledgee in accordance with Section 1 hereof, the Pledgor will be the legal and equitable
                   ---------
owner of such Collateral free and clear of all liens of every kind and nature including any state or federal tax liens, except for the lien created by this Agreement and any Permitted Liens; each share of stock comprising such Collateral will have been duly authorized, validly issued and be fully paid and non-assessable; and the Pledgor will have legal title to such Collateral and power to pledge, assign and deliver such Collateral in the manner hereby contemplated.

          (c) Without the prior written consent of the Pledgee having been first obtained, the Pledgor shall not sell, assign, transfer, pledge, mortgage, hypothecate, dispose or encumber any of its rights in or to the Collateral or any portion thereof, except for the pledge thereof provided for in this Agreement.

          (d) Pledgor has and will defend the title to the Collateral and the liens created hereby against the claim of any Person and will maintain and preserve such liens until the termination of this Agreement.

          (e) No Restriction (defined below) is in effect with respect to the Collateral, and no Restriction will be in effect with respect to any Collateral hereafter delivered to the Secured Party. The execution, delivery and performance of this Agreement (including the exercise of any and all remedies provided for herein) will not result in or permit the imposition of any Restriction upon any present or future Collateral. Pledgor shall not cause, permit or suffer to exist the imposition of any Restriction upon any of the Collateral. "Restrictions" shall mean any voting agreement, voting trust,
              ------------
proxy, power of attorney, dividend order, shareholder agreement, stock transfer agreement, restrictive bylaw or other document, instrument or agreement, whether revocable or irrevocable, limiting or affecting the rights of the holder of the Collateral to vote, transfer, receive dividends or distributions on, or otherwise enjoy any of the benefits of, the Collateral.

          (f) The representations, warranties and covenants set forth in this

Section 3 shall survive the execution and delivery of this Agreement.
---------

     4.   Voting Rights; Dividends, Etc.
          ------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall give the Pledgee
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contemporaneous written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right or power other than with respect to the election of directors and voting with respect to incidental matters; and

       (ii) the Pledgor shall be entitled to receive and retain any and all ordinary cash dividends payable on the Collateral, but, whether or not an Event of Default shall have occurred and be continuing, any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral as a substitute therefor, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for other Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in redemption of or in exchange for any Collateral (either at maturity, upon call for redemption or otherwise) shall be and become part of the Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Pledgee, and shall forthwith be delivered to the Pledgee or its designated custodian (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Pledgee's instructions) to be held as Collateral subject to the terms of this Agreement.

          The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, dividend orders, and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights and powers that it is entitled to exercise pursuant to subsection (i) above and to receive the dividends which it is authorized to receive and retain pursuant to subsection
(ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights and powers which it is entitled to exercise pursuant to Section 4(a)(i)
                                                               ---------------
and to receive the dividends which it is authorized to receive and retain pursuant to Section 4(a)(ii) shall cease upon the giving of notice to such
            ----------------
effect by the Pledgee, and all such rights shall thereupon, after the giving of such notice by Pledgee, become vested in the Pledgee who shall, during the continuance of any Event of Default, have the sole and exclusive right and authority to exercise such voting and other consensual rights and powers and to receive and hold as Collateral the dividends which the Pledgor would otherwise be authorized to retain pursuant to Section 4(a)(ii). Any and all cash and
                                    ----------------
other property paid over to or received by the Pledgee pursuant to the provisions of this Subsection (b) shall be held by the Pledgee as part of the
                   --------------
Collateral and be applied in accordance with the provisions hereof. If for any reason, any distribution is received by the Pledgor after the occurrence and during the continuance of an Event of Default and after the giving of notice as provided in this paragraph, such distribution shall be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered or otherwise transferred to the Pledgee as collateral in the same form as so received (with any necessary endorsement).

     5.   Event of Default.  For purposes of this Agreement, the term "Event of
          ----------------
Default" shall mean an "Event of Default" as such term is defined in the Credit Agreement, reference to which Credit Agreement is hereby made for the definition of such term therein.

     6.   Remedies Upon Default.  If any Event of Default shall have occurred
          ---------------------
and be continuing, then, in addition to those rights set forth in Section 4(b)
                                                                  ------------
above and in addition to the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Texas (whether or not the Code is in effect in the jurisdiction where such rights are exercised), the Pledgee may, at any time, without notice (to the extent notice is not required by law) and at the expense of the Pledgor, but shall not be obligated to: (a) collect by legal proceedings or otherwise, endorse, receive and receipt for all dividends and other sums now or hereafter payable upon or on account of the Collateral; (b) make any compromise or settlement deemed desirable or proper by the Pledgee with reference to the Collateral; (c) participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of securities which constitute Collateral, and in connection therewith may deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as deemed proper by the Pledgee in connection therewith, and any cash or property received in exchange for the Collateral shall be applied to satisfy the Obligations; (d) cause the Collateral to be transferred to the name of the Pledgee or to the name of a nominee thereof; (e) exercise as to the Pledged Collateral all of the rights, powers and remedies of an owner necessary to exercise the rights granted under this Agreement and (f) exercise all other rights and remedies to which the Pledgee may be entitled as provided in the Credit Agreement at law or in equity.

     7.   Taxes.  The Pledgor agrees to pay prior to delinquency all taxes,
          -----
governmental charges, liens and assessments which, if unpaid, would become a lien against the Collateral, except such as may be contested in good faith and as to which adequate reserves have been provided for the payment thereof if required by generally accepted accounting principles, and upon the failure of the Pledgor to do so the Pledgee at its option may pay any of same for the account of the Pledgor.

     8.   Attorneys' Fees and Expenses.  The Pledgor agrees to pay within ten
          ----------------------------
(10) days after receipt of written demand from the Bank all reasonable advances, charges, costs and expenses, including, but not limited to, attorneys' fees incurred or paid by the Pledgee in (i) exercising or enforcing any right, power or remedy conferred by this Agreement, (ii) the administration of this Agreement, (iii) the custody or preservation of, or the sale of collection from or other realization upon, any of the Collateral, or
(iv) the failure of Pledgor to perform or observe any of the provisions hereof; and all such amounts shall become a part of the indebtedness secured hereunder and shall be paid to the Pledgee by the Pledgor, together with interest thereon from the date incurred until paid by Pledgor accruing at the Default Rate.

     9.   Sale of Collateral.  Upon the occurrence and during the continuance of
          ------------------
any Event of Default, the Pledgee shall have all of the rights and remedies of a Secured Party under the Texas Business and Commerce Code as then in effect in the State of Texas, and may then, in addition to any right or remedy granted to the Pledgee under this Agreement, the Credit Agreement, or otherwise afforded at law or in equity, elect to sell the Collateral, or any part thereof, in one or more public or private sales or at any broker's board or on any securities exchange, conducted in a commercially reasonable manner. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Pledgor notice of such sale at least ten (10) days before the date fixed for such sale (which Pledgor agrees is reasonable notice within the meaning of Section 9.504(c) of the Texas Business and Commerce Code, as in effect on the date of execution hereof). Any sale shall be made at a public or private sale at a place to be named in the notice of sale, and in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or that portion thereof so being sold would first be offered for sale at such board or exchange. The Pledgee shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or sale thereof as such terms are defined in the Securities Act of 1933, as amended from time to time (the "Act"). The Pledgor hereby waives (to the extent permitted by law) all rights of marshalling, redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. At any such sale, the Collateral, or any portion thereof, may be sold in one lot as an entirety or in separate parcels, as the Pledgee (in its sole discretion) may determine and (to the extent permitted by applicable law) the Pledgee may bid (which bid may be in whole or in part, in the form of cancellation of indebtedness) for and purchase for its own account the whole or any part of the Collateral. The Pledgee shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability in case any such purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon like notice. Any sale may be conducted by an auctioneer or by an officer, attorney or agent of the Pledgee. As an alternative to exercising the power of sale herein conferred upon it, the Pledgee may (at its sole discretion) proceed by suits at law or in equity to foreclose the Liens created and evidenced by this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction.

     10.  Application of Proceeds of Sale.  The proceeds of a foreclosure sale
          -------------------------------
or sales shall be applied first to (a) the reasonable expenses of holding, preparing for sale, selling and the like, reasonable attorneys' fees and legal expenses incurred by the Pledgee; and then to (b) the obligations secured by the security interest herein created and the surplus, if any, to the Pledgor or to such other Persons legally entitled thereto. If after application of all such proceeds realized upon by the Pledgee, there is a deficiency under the Credit Agreement or hereunder, the Pledgor shall remain liable therefor.

     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Act, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and notwithstanding such circumstances, any such private sales shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to order or permit the Collateral to be sold at a public sale or to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the Act or under applicable state securities laws for public sale under the Act, as amended, even if the issuer would agree to do so.

     If, at any time when the Pledgee shall determine to exercise its right to sell the whole or any part of the Collateral hereunder, such Collateral, or the part thereof, to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Pledgee may, in its sole discretion (subject only to applicable requirements of law), sell such Collateral, or part thereof, by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable, but subject to the other requirements of this Section
                                                                      -------
11, and shall not be required to effect such registration or to cause the same to be effected.

     11.  No Duty to Give Notice, Etc.  The Pledgee shall be under no duty or
          ----------------------------
obligation whatsoever to give the Pledgor notice of, or to exercise any subscription rights or privileges, any rights or privileges to exchange, convert or redeem or any other rights or privileges relating to or affecting any Collateral held by the Pledgee. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Pledgee to exercise any such powers. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Pledgee accords its own property; it being understood that the Pledgee shall not have any responsibility for taking necessary steps to preserve rights against any parties with respect to any Collateral.

     12.  Termination.  Until full and complete satisfaction of the Obligations,
          -----------
the power of sale and all other rights, powers and remedies granted to the Pledgee hereunder shall continue to exist and may be exercised by the Pledgee at the times specified hereunder. Subsequent thereto, the Pledgee shall reassign and redeliver, without recourse upon or warranty by the Pledgee and at the expense of the Pledgor (or cause to be so reassigned and redelivered), to the Pledgor, or to such Person or Persons as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release.

     13.  Attorney-in-Fact.  The Pledgor hereby appoints effective upon the
          ----------------
occurrence of any Event of Default, the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee in its reasonable determination may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral, or any part thereof, and to give full discharge for the same. Except to the extent otherwise required by applicable law, the Pledgee shall not be obligated or be deemed to assume any duty or responsibility with respect to any or all of the Collateral of any nature or kind whatsoever, other than the physical custody thereof.

     14.  Exercise of Rights.  The rights, powers and remedies given to the
          ------------------
Pledgee by this Agreement shall be in addition to all rights, powers and remedies given to the Pledgee by virtue of any applicable statute or rule of law. The Pledgee may exercise any banker's lien or right of setoff with respect to the Obligations of the Pledgor in the same manner as if such Obligations were unse cured. Any forbearance or failure or delay by the Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof.

     15.  Further Assurances.  The Pledgor agrees to do such further acts and
          ------------------
things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Pledgee may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral, or any part thereof, or in order better to assure and confirm to the Pledgee its rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the issuers of the Collateral or any registrar or transfer agent or trustees for any of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Pledgee to effect any transfer pursuant to Section 9 hereof, notwithstanding any other
                                ---------
notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to any of such issuers or to any such registrar or transfer agent or trustees.

     16.  Savings Clause.  The usury savings clause provided in Section 8.6 of
          --------------                                        -----------
the Credit Agreement is incorporated by reference into this Agreement and is made a part hereof for all purposes; it being agreed that all rights and remedies of the Pledgee hereunder are subject to the terms of such usury savings clause.

     17.  Waivers.  The Pledgor and any maker, endorser, guarantor, surety or
          -------
other party liable in any capacity respecting the Obligations hereby waive, to the extent permitted by applicable law, demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor and any other similar notice whatsoever.

     18.  Severability.  Any provision hereof found to be invalid by courts
          ------------
having jurisdiction shall be invalid only with respect to such provision (and then only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the maximum extent possible to confer upon the Pledgee the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

     19.  Use of Copies.  Any carbon, photographic or other reproduction of this
          -------------
Agreement or any financing statement signed by the Pledgor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.

     20.  Relationship to Other Agreements.  This Agreement and the security
          --------------------------------
interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Pledgee or assigned to the Pledgee by others in connection with the Obligations. All rights and remedies of the Pledgee in all such agreements are cumulative.

     21.  Headings and Gender.  Paragraph headings in this Agreement are for
          -------------------
convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

     22.  Amendments.  Neither this Agreement nor any of its provisions may be
          ----------
changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

     23.  Continuing Agreement.  The security interest (and pledges and
          --------------------
assignments as applicable) hereby granted and all of the terms and provisions in this Agreement shall be deemed a continuing agreement. They shall continue in full force and effect and remain effective between the parties until the repayment in full of all Obligations.

     24.  Binding Effect.  The provisions of this Agreement shall be binding
          --------------
upon the successors and assigns of Pledgor and the rights, powers and remedies of the Pledgee hereunder shall inure to the benefit of the successors and assigns of the Pledgee; provided, however, nothing herein contained shall permit
                        --------  -------
Pledgor to assign, transfer or convey any or all of the Collateral in violation of the terms of this Agreement or the Credit Agreement.

     25.  GOVERNING LAW.  THIS SECURITY AGREEMENT-PLEDGE SHALL BE GOVERNED BY,
          -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     26.  SUBMISSION TO JURISDICTION.  WITH RESPECT TO ANY AND ALL DISPUTES
          --------------------------
ARISING HEREUNDER, OR UNDER ANY OF THE OTHER INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH NOT SETTLED, OR SUBJECT TO ARBITRATION, PURSUANT TO THE ARBITRATION PROGRAM REFERENCED IN PARAGRAPH 27 HEREOF, THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AND ANY DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF ANY THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM AND MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED IN THE CREDIT AGREEMENT;

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     27.  Arbitration Program.  The parties agree to be bound by the terms and
          -------------------
provisions of the current Arbitration Program of the Bank which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes arising hereunder or under any of the documents and instruments contemplated thereby, or pertaining hereto or thereto, shall be resolved by mandatory binding arbitration upon the request of any party.

     28.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT, AND ALL OTHER DOCUMENTS
          ------------------
EXECUTED BY THE PLEDGOR IN CONNECTION WITH THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 16th day of December, 1992.

                              IMSL, INC.


                              By /s/ Robert F. Strosser
                                ---------------------------------
                               Name:
                               Title:

                                                   - PLEDGOR -


                              FIRST INTERSTATE BANK OF TEXAS, N.A.



                              By /s/ Bennett D. Douglas
                                ---------------------------------
                               Name:
                               Title:

                                                   - PLEDGEE -

                                   SCHEDULE I
                                   ----------


            Corporation               Certificate   Number of
-----------------------------------       No.        Shares
                                      -----------   ---------
1.  IMSL Acquisition Corp., Inc.            1         1,000



